UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

June 30, 2006

Annual Report
to Stockholders

DWS Global Commodities
Stock Fund, Inc.

DWS Global Commodities Stock Fund, Inc.

Investment Objectives and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices	DWS Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154
Automated Information Line	DWS Closed-End Fund Info Line 1-800-349-4281
Web Site	Visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Transfer Agent and Registrar	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366
Dividend Reinvestment Plan Agent	UMB Bank, N.A.
Legal Counsel	Willkie Farr & Gallagher LLP
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
New York Stock Exchange Symbol — GCS

Contents

Click Here Portfolio Management Review

Click Here Recent Developments

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Investment Manager

Click Here Directors and Officers

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The Fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this Fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Global Commodities Stock Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment manager for DWS Global Commodities Stock Fund, Inc. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 22 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Over 20 years of investment industry experience.

B.A., Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 11 years of investment industry experience.

B.S., State University of New York at Fredonia.

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the portfolio during the annual period ended June 30, 2006.

Q: How did the commodity markets perform during the past year?

A: The past year was a strong period for commodities, as the combination of continued strong demand (most notably from China) and constrained production capacity in a variety of industries fueled an imbalance of supply and demand that helped drive prices substantially higher. The base metals, copper, zinc and nickel, rose 110%, 167% and 52%, respectively, during the period. In the energy market, the price of oil rose 30%. The oil price was driven by increased geopolitical tensions in Iran and Venezuela as well as supply disruptions in Nigeria that resulted in a reduction in crude output by almost 500,000 barrels per day. However, natural gas prices — which slumped considerably following the post-hurricane spike in the autumn — declined 13% on the year.

Commodities-related equities outperformed the physical commodities during the annual period. The MSCI World Energy Index, which invests in energy stocks worldwide, gained 23.91%, while the MSCI World Materials index — also an equity index — rose 39.50%. This compares with the 13.42% gain for the Goldman Sachs Commodities Index, which tracks the performance of physical commodities.1 We believe this disparity helps illustrate the value of a flexible investment approach that can invest in both commodities and equities.

1 The Goldman Sachs Commodities Index (GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

Q: How did the fund perform relative to its benchmark?

A: The fund produced a total return based on net asset value of 32.61% for the year ended June 30, 2006. The price of this closed-end fund's shares, traded on the New York Stock Exchange, returned 30.45%. In comparison, the fund's benchmark, a blended index comprised of 20% Goldman Sachs Commodities Index (GSCI), 40% MSCI World Energy Index and 40% MSCI World Materials Index — returned 28.16% for the same period. (See "Investment Summary" for more complete performance information.)

Q: What were some key factors affecting the fund's performance during the year?

A: The equity portion of the fund was driven by both strong stock selection and favorable decisions regarding sector allocation. At the stock level, the fund's best-performing equities for the period were companies not represented in the benchmark, which we attribute to our research process paying off. Joy Global Inc., a leading manufacturer of mining equipment, was the fund's top performer. Other notable performers not represented in the benchmark were Holly Corp., Usiminas SA (which has since been sold), Companhia Vale do Rio Doce SA, OAO Gazprom and Tenaris SA.

In terms of sector allocation, a large underweight in chemical stocks, an area we have avoided based on our view that industry fundamentals were not as robust as other alternatives, yielded positive results.2 Two key themes in the fund, both of which we discuss in more detail below, also added value. First, our overweight in refining and energy equipment/services stocks was beneficial to the fund's performance. Second, performance benefited from our positive view on gold and our belief that there was better value in the commodity than in the related equities. The portfolio's holding in the gold ETF (exchange traded fund) known as streetTRACKS Gold Trust outperformed many of the gold-related equities such as Newmont Mining Corp., which is held in the fund, and Barrick Gold Corp., which was sold in the first quarter.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of detractors, fund performance was hurt by the lack of ownership in many companies that were acquired during the second quarter of 2006. In June, Phelps Dodge announced its intention to acquire both Inco and Falconbridge, two Canadian mining companies, in a three-way deal valued at $35 billion. Our relative performance was negatively affected by our not owning either Falconbridge or Inco, given that there was an announcement that these stocks would be taken over at significant premiums. Also in June, Anadarko Petroleum announced a three-way deal in the energy sector by agreeing to purchase both Kerr McGee and Western Gas Resources at sizable premiums in a deal valued at more than $20 billion. Our relative performance was once again negatively affected by our not owning Kerr McGee. Additionally, our position in Mittal Steel Co. NV, which has been in the process of bidding for its rival Arcelor since January, performed poorly during the final quarter of the reporting period. While these factors kept performance from being as strong as it could have been, we believe the growing level of merger and acquisition activity is a long-term positive for the sectors in which we invest.

Other detractors were holdings in the commodity chemicals subsector, such as Dow Chemical Co. and Lyondell Chemical Co. Additionally, the fund's holding in Chicago Bridge and Iron NV, which was plagued with accounting irregularities, negatively affected performance. We eliminated the stock from the portfolio in February. Relative performance was also hurt by the fund not holding a handful of benchmark components that performed particularly well during the past year: Nucor, Sumitomo Metals and Phelps Dodge.

Q: Will you discuss the areas of the market in which you are finding opportunity?

A: We see four key themes at work in our market, and these are reflected in the following elements of the fund's positioning:

1. Holding stocks that can capitalize on continued tightness in the oil refining sector;

2. Investing in oil service and equipment stocks that stand to benefit from increased spending on new oil/gas infrastructure by the oil majors;

3. Using equities as a vehicle to gain exposure to nontraded commodities versus those traded on the LME (London Metal Exchange);

4. Achieving exposure to higher gold prices.

We will discuss each of these in turn. First, the theme of tightness in the refining industry has been in place for some time, as refining capacity continues to represent a major bottleneck in the energy market. Old equipment and increased environmental regulations, combined with strong demand for light (refined) products such as gasoline and diesel, is driving the profitability for this industry. We continue to think that the underlying trend in refining is strong, and the refiners therefore remain the fund's largest industry overweight.

The second theme is based on the fact that the substantial profits of the larger oil companies provide them with the ability to reinvest their growing cash balances into added capacity. We believe oil equipment and service providers are the likely beneficiaries of this trend. However, after several months of solid performance from this area, we reduced the fund's overweight in the service stocks on concerns that earnings estimates may weaken in the near term.

We are also maintaining an overweight in stocks that are exposed to movements in non-traded commodities such as iron ore, steel and coal. These commodities are not actively traded on an exchange. Our view is that the nontraded commodities are not subject to speculation and are driven entirely by supply-and- demand fundamentals. This compares with such LME listed commodities as copper, zinc, nickel and aluminum, which can be subject to speculation and extreme price moves. It is important to note that participation in commodities such as iron ore, steel and coal can occur only through holding positions in the related equities, such as U.S. Steel Corp., Peabody Energy Corp. and Rio Tinto Ltd., all of which were strong contributors during the annual period. The unique structure of our fund allows investors to gain access to all commodities, not just those that are listed on futures exchanges. We continue to see value in this investment strategy and have not altered the portfolio in this regard.

Finally, the fund maintains a large overweight in the gold ETF mentioned earlier. This position produced a slightly positive return in the quarter. Our positive stance on gold is predicated on the fact that supply remains constrained due to rising costs for the producers. Additionally, we believe gold will continue to be used as a "safe haven" against a weakening dollar and a viable alternative to those countries with large dollar surpluses.

Q: Do you have any final thoughts for shareholders?

A: As the broader market struggles with the fear of accelerating inflation and its impact on economic growth, volatility in both the commodity and equity markets is likely to remain high. However, as a result of the weakness in global equity markets in the second quarter, we now see more value in commodity-related equities. In light of this view, the fund is now overweight in the equity portion of the portfolio by 4% versus the corresponding weight in the fund's blended benchmark. We funded this positioning through the reduction of our commodity position (held via GSCI-linked notes), which is now 4% underweight versus the benchmark weight. In addition, while many of the investment trends and themes that were identified in the beginning of the year are still intact, we have opted to increase our weights in stocks that are traditionally considered more defensive.

For the longer-term, we remain bullish on both the outlook for commodity demand and, on the supply side, the limitations we see in the ability of companies to increase productive capacity. While we expect that demand will continue to be driven by China, we are cognizant of the near-term challenges the US economy is likely to face. The rate at which the largest economy slows will have bearing on the overall global economy, and this is likely to fuel continued market volatility. We believe stock selection will play a critical role in this environment, and this should provide a favorable backdrop for the fund given our research-driven approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Recent Developments

On December 16, 2005, the Internal Revenue Service ("IRS") issued a Revenue Ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The IRS extended this deadline to September 30, 2006. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. At the time, the Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments. On June 21, 2006, the fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Other Information

Changes in Officers

On June 28, 2006, the Board of Directors appointed Michael G. Clark as President, replacing Michael Colon.

On August 9, 2006, the Board of Directors appointed Robert Kloby as Chief Compliance Officer, replacing Philip Gallo.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 37. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 1-800-294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

On December 8, 2005, the fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,665,546 shares of common stock, or approximately 53% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 9.2602% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

In addition, on May 1, 2006, the Fund commenced a second tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on May 30, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,233,670 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,528,858 shares of common stock, or approximately 59% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 6.3377% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.875, which is equal to 98% of the Fund's net asset value on May 31, 2006.

There can be no assurance that any action proposed or adopted by the Board of Directors will reduce or eliminate the discount at which the fund's shares trade. The tender offer was made only by the Offer to Purchase and the related Letter of Transmittal.

DWS Scudder

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and certain Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web Site for DWS Global Commodities Stock Fund, Inc. changed to www.cef.dws-scudder.com.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of May 19, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the rule 30a-2(a) under the Investment Company Act.

Investment Summary as of June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent performance.

Total Return as of 6/30/06	1-Year	Life of Fund*
Based on Net Asset Value(a)	32.61%	25.77%
Based on Market Price(a)	30.45%	12.11%
Goldman Sachs Commodity Index+	13.42%	9.87%
MSCI World Energy Index+	23.91%	28.44%
MSCI World Materials Index+	39.50%	26.55%
Blended Index+	28.16%	24.38%
Per Share Information	As of 6/30/06	As of 6/30/05
Net Asset Value	$ 19.27	$ 16.16
Market Price	$ 16.47	$ 14.04

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends as of 6/30/06	$ .17
Capital Gain Distributions as of 6/30/06	$ 1.65

* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

The Blended Index consists of the returns for the Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the fund's historical performance.

Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.

Each of these indices assumes reinvestment of all distributions and does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Summary

Asset Allocation	6/30/06	6/30/05

Common Stocks	80%	81%
Commodities Linked/Structured Notes and Cash Equivalents*	17%	18%
Exchange Traded Funds	3%	—
Preferred Stocks	—	1%
	100%	100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common and Preferred Stocks)	6/30/06	6/30/05

United States	59%	54%
United Kingdom	15%	18%
Canada	6%	8%
Netherlands	3%	—
France	3%	4%
Norway	3%	—
Finland	2%	1%
Italy	2%	—
Brazil	2%	1%
Other	5%	14%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	6/30/05

Energy	51%	54%
Materials	47%	43%
Industrials	2%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (31.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	7.2%
2. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	4.8%
3. Rio Tinto PLC Operator of a mining, manufacturing and development company	3.8%
4. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.5%
5. Monsanto Co. Provider of agricultural products	2.5%
6. Valero Energy Corp. Owner and operator of refineries	2.4%
7. BP PLC Exporter and producer of oil and natural gas	2.4%
8. Total SA Producer, refiner, transporter, and marketer of oil and natural gas	2.1%
9. Peabody Energy Corp. Provider of coal	1.9%
10. Dow Chemical Co. Producer of chemicals	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006

	Shares	Value ($)

Common Stocks 80.2%
Argentina 0.8%
Tenaris SA (ADR) (Cost $2,784,159)	91,350	3,698,762
Australia 1.3%
Orica Ltd.	188,443	3,345,370
Rio Tinto Ltd.	41,200	2,381,919
(Cost $4,091,025)		5,727,289
Brazil 1.5%
Companhia Vale do Rio Doce (ADR) (Cost $3,224,444)	274,647	6,602,514
Canada 4.9%
Alcan, Inc.	105,200	4,927,805
IPSCO, Inc.	64,740	6,197,943
Suncor Energy, Inc.	80,878	6,545,319
Teck Cominco Ltd. "B"	78,300	4,698,140
(Cost $21,530,398)		22,369,207
Finland 1.8%
Neste Oil Oyj	89,480	3,151,938
UPM-Kymmene Oyj	223,950	4,826,570
(Cost $7,404,994)		7,978,508
France 2.1%
Total SA (Cost $8,142,534)	142,392	9,370,411
Italy 1.5%
ERG SpA	147,300	3,679,533
Saras SpA Raffinerie Sarde*	480,891	3,081,570
(Cost $8,023,442)		6,761,103
Korea 1.0%
POSCO (Cost $3,571,638)	16,630	4,460,959
Netherlands 2.6%
Mittal Steel Co. NV "A" (NY Shares) (Registered)	153,390	4,679,929
Royal Dutch Shell PLC "A"	214,208	7,205,748
(Cost $12,193,193)		11,885,677
Norway 1.9%
Norsk Hydro ASA	138,700	3,676,444
Statoil ASA (ADR)	175,640	5,009,253
(Cost $7,429,621)		8,685,697
Russia 1.0%
OAO Gazprom (ADR) (REG S) (Cost $4,883,372)	110,929	4,664,564
United Kingdom 12.2%
Anglo American PLC	131,102	5,377,186
BHP Billiton PLC	1,113,684	21,603,378
BP PLC	924,850	10,783,024
Rio Tinto PLC	328,096	17,345,998
(Cost $35,583,638)		55,109,586
United States 47.6%
Air Products & Chemicals, Inc.	88,470	5,655,002
Alcoa, Inc.	241,580	7,817,529
Apache Corp.	54,960	3,751,020
Cameron International Corp.*	172,249	8,228,335
Commercial Metals Co.	270,435	6,950,180
Dow Chemical Co.	217,490	8,488,635
ENSCO International, Inc.	144,740	6,660,935
ExxonMobil Corp.	526,110	32,276,848
GlobalSantaFe Corp.	139,286	8,043,766
Hess Corp.	62,920	3,325,322
Holly Corp.	128,710	6,203,822
International Paper Co.	110,110	3,556,553
Joy Global, Inc.	136,090	7,088,928
Lyondell Chemical Co.	198,630	4,500,956
Marathon Oil Corp.	76,815	6,398,690
Martin Marietta Materials, Inc.	40,600	3,700,690
Monsanto Co.	134,382	11,313,621
Newmont Mining Corp.	146,350	7,746,305
Occidental Petroleum Corp.	67,540	6,926,227
Packaging Corp. of America	149,170	3,284,723
Peabody Energy Corp.	154,624	8,620,288
PPG Industries, Inc.	98,030	6,469,980
Schlumberger Ltd.	174,320	11,349,975
Sunoco, Inc.	42,370	2,935,817
Temple-Inland, Inc.	97,730	4,189,685
Tesoro Corp.	35,430	2,634,575
Ultra Petroleum Corp.*	68,440	4,056,439
United States Steel Corp.	87,200	6,114,464
Valero Energy Corp.	165,882	11,034,471
Weyerhaeuser Co.	92,300	5,745,675
(Cost $165,148,540)		215,069,456
Total Common Stocks (Cost $284,010,998)		362,383,733
Exchange Traded Funds 3.2%
streetTRACKS Gold Trust* (Cost $11,423,465)	240,933	14,752,328

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.58%**, 4/20/2006 (a) (Cost $384,015)	385,000	384,015

Commodities Linked/Structured Notes 6.1%
Cargill GSCI Note, Leverage Factor 3X, 144A:
3.912%, 7/28/2006 (b)	3,800,000	4,665,440
4.9%, 2/22/2007 (b)	15,100,000	21,345,554
5.418%, 6/21/2007 (b)	1,300,000	1,427,113
Total Commodities Linked/Structured Notes (Cost $20,200,000)		27,438,107
	Shares	Value ($)

Cash Equivalents 10.5%
Cash Management QP Trust, 5.07% (c) (d) (Cost $47,386,297)	47,386,297	47,386,297
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $363,404,775)+	100.1	452,344,480
Other Assets and Liabilities, Net	(0.1)	(628,622)
Net Assets	100.0	451,715,858

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $363,777,625. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $88,566,855. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $94,374,407 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,807,552.

(a) At June 30, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(b) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of this security represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

As of June 30, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Goldman Sachs Commodity Index	7/18/2006	10	1,165,043	1,211,625	46,582

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006
Assets
Investments: Investments in securities, at value (Cost $316,018,478)	$ 404,958,183
Investment in Cash Management QP Trust (Cost $47,386,297)	47,386,297
Total investments in securities, at value (Cost $363,404,775)	452,344,480
Cash	2,211,459
Receivable for investments sold	5,685,716
Dividends receivable	567,663
Interest receivable	211,899
Receivable for daily variation margin on open futures contract	7,125
Foreign taxes recoverable	38,008
Other assets	8,129
Total assets	461,074,479
Liabilities
Due to custodian bank	324,817
Payable for investments purchased	8,342,760
Accrued management fee	301,577
Other accrued expenses and payables	389,467
Total liabilities	9,358,621
Net assets, at value	$ 451,715,858
Net Assets
Net assets consist of: Undistributed net investment income	2,350,035
Net unrealized appreciation (depreciation) on: Investments	88,939,705
Futures	46,582
Foreign currency related transactions	(14,413)
Accumulated net realized gain (loss)	35,915,504
Cost of 2,532,269 shares held in treasury	(46,783,194)
Paid-in capital	371,261,639
Net assets, at value	$ 451,715,858
Net Asset Value
Net Asset Value per share ($451,715,858 ÷ 23,439,729 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 19.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $448,905)	$ 7,764,699
Interest	32,896
Interest — Cash Management QP Trust	2,480,045
Total Income	10,277,640
Expenses: Management fee	4,177,325
Services to shareholders	33,347
Custodian and accounting fees	366,577
Auditing	118,254
Legal	137,833
Directors' fees and expenses	64,193
Reports to shareholders	240,058
NYSE listing fee	22,349
Other	65,133
Total expenses	5,225,069
Net investment income (loss)	5,052,571
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $821)	71,179,132
Futures	318,715
Written options	(298,657)
Foreign currency related transactions	(573,351)
70,625,839
Net unrealized appreciation (depreciation) during the period on: Investments	49,967,444
Futures	46,582
Written options	182,925
Foreign currency related transactions	460
50,197,411
Net gain (loss) on investment transactions	120,823,250
Net increase (decrease) in net assets resulting from operations	$ 125,875,821

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended June 30, 2006	Period Ended June 30, 2005*
Operations: Net investment income (loss)	$ 5,052,571	$ 2,934,438
Net realized gain (loss) on investment transactions	70,625,839	7,474,931
Net unrealized appreciation (depreciation) during the period on investment transactions	50,197,411	38,774,463
Net increase (decrease) in net assets resulting from operations	125,875,821	49,183,832
Distributions to shareholders from: Net investment income	(4,415,240)	(519,440)
Net realized gains	(42,731,729)	(155,832)
Total distributions to shareholders	(47,146,969)	(675,272)
Fund share transactions: Net proceeds from shares issued to shareholders	—	371,940,550
Cost of shares tendered	(46,783,194)	—
Offering costs from issuance of common shares	—	(779,160)
Net increase (decrease) in net assets from Fund share transactions	(46,783,194)	371,161,390
Increase (decrease) in net assets	31,945,658	419,669,950
Net assets at beginning of period	419,770,200	100,250**
Net assets at end of period (including undistributed net investment income of $2,350,035 and $2,286,055, respectively)	$ 451,715,858	$ 419,770,200
Other Information
Shares outstanding at beginning of period	25,971,998	6,998***
Shares issued	—	25,965,000
Shares tendered	(2,532,269)	—
Shares outstanding at end of period	23,439,729	25,971,998

* For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

** Seed capital.

*** Shares issued from seed capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.16	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.12
Net realized and unrealized gain (loss) on investment transactions	4.69	1.77
Total from investment operations	4.89	1.89
Less distributions from: Net investment income	(.17)	(.02)
Net realized gain on investment transactions	(1.65)	(.01)
Total distributions	(1.82)	(.03)
Offering costs charged to paid-in capital	—	(.03)
NAV accretion resulting from shares tendered for shares at value	.04	—
Net asset value, end of period	$ 19.27	$ 16.16
Market value, end of period	$ 16.47	$ 14.04
Total Return
Per share net asset value (%)[c]	32.61	12.98**
Per share market value (%)[c]	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	452	420
Ratio of expenses before expense reductions (%)	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.13	1.12*
Ratio of net investment income (loss) (%)	1.08	.97*
Portfolio turnover rate (%)	93	59**

[a] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (formerly Scudder Global Commodities Stock Fund Inc.) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share. On September 24, 2004, the Fund issued an aggregate of 24,350,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2004 and November 10, 2004, the Fund issued additional Common Shares of 1,500,000 and 115,000, respectively, in connection with partial exercises by the underwriters of the over-allotment option. The sales load incurred in connection with the aggregate offerings amounted to $17,534,450.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties as approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2006, the value of these securities comprised 6.1% of the Fund's net assets and resulted in unrealized appreciation of $7,238,107.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 8,649,723
Undistributed net long-term capital gains	$ 30,213,846
Undistributed appreciation (depreciation) on investments	$ 88,566,855

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2006	2005
Distributions from ordinary income*	$ 26,590,132	$ 675,272
Distributions from long-term capital gains	$ 20,556,837	$ —

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $379,351,199 and $469,233,311, respectively.

For the year ended June 30, 2006, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	3,118	$ 526,235
Written	294	131,411
Expired	(967)	(68,625)
Closed	(1,951)	(540,362)
Exercised	(494)	(48,659)
End of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily managed assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC''), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the Common Shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend disbursing agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $16,200, of which $4,050 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DWS-SSC aggregated $15,000, of which $3,750 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended June 30, 2006 by DWS-SFAC aggregated $248,224, of which $19,936 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $11,040, of which $5,520 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JP Morgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the
Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the Fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's outstanding common shares.

On December 8, 2005, the Fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,665,546 shares of common stock, or approximately 53% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 9.2602% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

In addition, on May 1, 2006, the Fund commenced a second tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on May 30, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,233,670 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,528,858 shares of common stock, or approximately 59% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 6.3377% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.875, which is equal to 98% of the Fund's net asset value on May 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Commodities Stock Fund, Inc. (formerly Scudder Global Commodities Stock Fund, Inc.) (the "Fund") at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.79 per share from net long-term capital gains during its year ended June 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $55,000,000 as capital gain dividends for its year ended June 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 72% of the income dividends paid during the Fund's fiscal year ended June 30, 2006, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $8,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies that invest primarily in foreign securities:  DWS Global High Income Fund, Inc., The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the DWS Global Commodities Stock Fund, Inc. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Each Board Member's term of office extends until the next stockholder's meeting called for the purpose of electing Board Members in that class and until the election and qualification of a successor, or until such Board Member sooner dies, resigns or is removed as provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 2005	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2005

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees).

		88
Keith R. Fox (1954) Board Member since 2005	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2004	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2005

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2005

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2005	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2005

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2005	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2005	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2005

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2005

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2,6] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund (since August 2006); DWS Global Commodities Fund (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[2]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[5] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 As a result of his respective position held with the Advisor, the individual is considered an "interested person" of the Advisor within the meaning of the 1940 Act. An interested person receives no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, MA 02110.

6 Appointed as a Director effective August 10, 2006.

ITEM 2.	CODE OF ETHICS.

As of the end of the period, June 30, 2006, DWS Global Commodities Stock Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GLOBAL COMMODITIES STOCK FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$113,000	$0	$0	$15,000
2005	$108,000	$225	$9,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$264,200	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$15,000	$197,605	$15,000	$227,605
2005	$9,200	$0	$89,635	$98,835

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox(Chairman), Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

•	Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.
•	Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.
•

Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

Theresa Gusman

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.
•	Over 23 years of investment industry experience.
•	BA, State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1999 and the fund in 2004.
•	Over 19 years of investment industry experience.
•	BA, Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2005.
•	Over 10 years of investment industry experience.
•	BS, State University of New York at Fredonia.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Theresa Gusman	0	$100,001 - $500,000
Terence Brennan	0	$100,001 - $500,000
Jeffrey Saeger	0	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	7	$5,176,241,297	0	0
Terence Brennan	1	$247,852,807	0	0
Jeffrey Saeger	1	$247,852,807	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	0	0	0	0
Terence Brennan	0	0	0	0
Jeffrey Saeger	0	0	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	3	$166,173,848	0	0
Terence Brennan	3	$166,173,848	0	0
Jeffrey Saeger	3	$166,173,848	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
			Total Number of Shares Purchased as	Maximum Number of
	Total Number of Shares	Average Price Paid	Part of Publicly Announced	Shares that May Yet Be Purchased Under the
Period	Purchased	per Share	Plans or Programs	Plans or Programs

July 1 through July 31	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31*	1,298,599	$18.0946	1,298,599	0
February 1 through February 28	0	$0.0	n/a	n/a
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a
May 1 through May 31**	1,233,670	$18.8750	1,233,670	0
June 1 through June 30	0	$0.0	n/a	n/a

Total	2,532,269	$18.4748	2,532,269	0

* On December 8, 2005 the Fund announced and commenced a cash tender offer. The Fund approved the tender offer for up to 1,298,599 of its shares of common stock, representing approximately 5% of its outstanding shares. This tender offer expired on January 24, 2006 and 1,298,599 were tendered.

** On April 17, 2006, the Fund announced a cash tender offer. This tender offer commenced May 1, 2006 and expired on May 30, 2006. The Fund approved the tender offer for up to 1,233,670 of its shares of common stock, representing approximately 5% of its outstanding shares. 1,233,670 shares were tendered.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006